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                                                                    EXHIBIT 99.1


                            JOINT FILING AGREEMENT


The undersigned hereby agree that the Statement on Schedule 13D dated October 20, 2000 with respect to the shares of Common Stock, $0.0001 par value, of Worldport Communications, Inc. and any further amendments thereto executed by each or any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Date: October 20, 2000                   J O HAMBRO CAPITAL MANAGEMENT LIMITED


                                         /s/ R. G. BARRETT
                                         -----------------------------------
                                         Name:  R. G. Barrett
                                         Title: Director



Date: October 20, 2000                   J O HAMBRO & CAPITAL MANAGEMENT
                                         (HOLDINGS) LIMITED


                                         /s/ R. G. BARRETT
                                         -----------------------------------
                                         Name:  R. G. Barrett
                                         Title: Director



Date: October 20, 2000                   AMERICAN OPPORTUNITY TRUST PLC

                                         By: J O Hambro Capital Management
                                         Limited,
                                               Its investment advisor


                                         /s/ R. G. BARRETT
                                         -----------------------------------
                                         Name:  R. G. Barrett
                                         Title: Director



Date: October 20, 2000                   CHRISTOPHER H. B. MILLS



                                         /s/ CHRISTOPHER H. B. MILLS
                                         -----------------------------------
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Date: October 20, 2000               ORYX INTERNATIONAL GROWTH FUND
                                     LIMITED

                                     By: J O Hambro Capital Management Limited,
                                               Its investment advisor


                                     By: /s/ R.G. BARRETT
                                         -----------------------------------
                                     Name: R. G. Barrett
                                     Title: Director



Date: October 20, 2000               CONSULTA (CHANNEL ISLANDS) LTD


                                     By: /s/ BARRY CARROLL
                                         -----------------------------------
                                     Name: Barry Carroll
                                     Title: Director



Date: October 20, 2000               THE TRIDENT NORTH ATLANTIC FUND


                                     By: J O Hambro Capital Management Limited,
                                                Its investment advisor


                                     /s/ R. G. BARRETT
                                     ---------------------------------------
                                     Name: R. G. Barrett
                                     Title: Director



Date: October 20, 2000               THE TRIDENT EUROPEAN FUND

                                     By: J O Hambro Capital Management Limited,
                                                Its investment advisor


                                     /s/ R. G. BARRETT
                                     ---------------------------------------
                                     Name: R. G. Barrett
                                     Title: Director